UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 29, 2020

CNL STRATEGIC CAPITAL, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-222986	32-0503849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Background

On January 29, 2020, the board of directors (the “Board”) of CNL Strategic Capital, LLC (referred to herein as “we”, “us”, “our” or the “Company”) authorized the designation of Class S shares of the Company’s common stock, $0.001 par value per share (“Class S shares”), and approved a private offering of Class S shares (the “Class S Private Offering”) of up to a maximum of $50 million in Class S shares. The Class S Private Offering is being conducted pursuant to the applicable exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(c) of Regulation D promulgated under the Securities Act. In connection with the designation of the Class S shares and the approval of the Class S Private Offering, the Company entered into the agreements and took the actions described in this Form 8-K.

Item 1.01  Entry into a Material Definitive Agreement.

Third Amended and Restated Management Agreement

On January 31, 2020, the Company and CNL Strategic Capital Management, LLC (the “Manager”) entered into a Third Amended and Restated Management Agreement (the “Management Agreement”). The Management Agreement updates, as appropriate, the terms of the Second Amended and Restated Management Agreement by and between the Company and the Manager in order to reflect the Company’s newly designated Class S shares and incorporate the Class S shares into the calculation of the Base Management Fee and the Total Return Incentive Fee (as each is defined in the Management Agreement) which is payable to the Manager.

Unless otherwise terminated as provided in the Management Agreement, the current one-year term of the Management Agreement is until February 7, 2021 and is subject to renewals by the Board thereafter for an unlimited number of successive one-year periods. The foregoing summary of the terms of the Management Agreement does not purport to be complete and is qualified in its entirety by reference to the Management Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Placement Agent Agreement

On January 31, 2020, the Company and CNL Securities Corp. (the “Placement Agent”), an affiliate of the Company's Manager, entered into a placement agent agreement (the “Placement Agent Agreement”) in connection with the Class S Private Offering on a best efforts basis.

Under the terms of the Placement Agent Agreement, we will pay the Placement Agent a selling commission of up to 2.0% and placement agent fee of up to 1.5% of the sale price for each Class S share sold in the Class S Private Offering, except as a reduction or sales load waiver that may apply. The Placement Agent may reallow the selling commission and the placement agent fee to distribution participants. The Company may also reimburse the Placement Agent and/or distribution participants for certain costs and expenses associated with the Class S Private Offering, including certain costs for the marketing of the shares, technology costs, and reasonable out-of-pocket due diligence expenses that are incurred by the Placement Agent and/or distribution participants. The Placement Agent Agreement contains customary representations, warranties, and agreements of the Company and the Placement Agent, indemnification rights and obligations of the parties and termination provisions. The foregoing is qualified in its entirety by reference to the full text of the Placement Agent Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Third Amendment to the Escrow Agreement

On January 31, 2020, the Company entered into a Third Amendment to Escrow Agreement (the “Amendment”) to its Escrow Agreement (collectively, the “Escrow Agreement”) by and among the Company, CNL Securities Corp. and UMB Bank, N.A. for the purpose of engaging UMB Bank, N.A as escrow agent for the Class S Private Offering. The foregoing is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.2 and incorporated herein by reference, and the full text of the Escrow Agreement, which was previously filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 filed with the SEC on May 15, 2018.

Item 3.02 Unregistered Sales of Equity Securities.

In April and July 2019, the Company launched separate Class FA private offerings of up to $50 million each of Class FA common shares (the “Class FA Private Offering” and the “Follow-On Class FA Private Offering”, respectively) exempt from the registration requirements pursuant to Rule 506(c) under Regulation D of the Securities Act and offered through the Company’s Placement Agent. In the Class FA Private Offering, after the date of the Company’s December escrow sweep until the recent Company’s escrow sweep on January 31, 2020, the Company issued 301,737 Class FA shares in connection with subscriptions in good order and dated prior to the termination of the Class FA Private Offering on December 31, 2019 for an aggregate purchase price of $8,340,000. There was no selling commission or placement agent fee for the sale of Class FA shares sold in the Class FA Private Offering. Under the Follow-On Class FA Private Offering, as of January 31, 2020, the Company issued 35,715 Class FA shares for an aggregate purchase price of $1,035,000 and paid the placement agent an aggregate total selling commission and placement agent fee of $47,775.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Fifth Amended and Restated Limited Liability Company Agreement

On January 29, 2020, the Board approved a Fifth Amended and Restated Limited Liability Company Operating Agreement (the “LLC Agreement”) to designate the classification of a new class common shares as Class S shares. The LLC Agreement sets the preferences, rights, powers, restrictions, limitations, qualifications and terms and conditions of the newly designated Class S shares. The LLC Agreement is effective as of January 31, 2020. The foregoing summary of the terms of the LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the LLC Agreement, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events.

Second Amended and Restated Share Repurchase Program

On January 29, 2020, the Board approved and adopted a Second Amended and Restated Share Repurchase Program (the “Plan”) to incorporate Class S shares into the Plan. The Plan sets forth the terms and limitations, subject to the discretion of the Board, that we may repurchase shares from our shareholders. The Plan will take effect with respect to share repurchase requests in the first quarter of 2020. The repurchase of Class S shares remains subject to required hold times under applicable securities laws. The foregoing description is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Classification of Authorized Shares

In connection with the designation of the Class S shares, on January 29, 2020, the Board reclassified the Company’s authorized common shares as follows: (i) 94,660,000 are classified as Class A shares, (ii) 7,400,000 are classified as Class FA shares, (iii) 558,620,000 are classified as Class T shares, (iv) 94,660,000 are classified as Class D shares, (v) 94,660,000 are classified as Class I shares, and (vi) 100,000,000 are classified as Class S shares.

Declaration of Distributions

On January 30, 2020, the Board declared cash distributions of $0.104167 per share on our Class S shares to shareholders of record as of February 27, 2020 to be payable on March 10, 2020.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Placement Agent Agreement
3.1	Fifth Amended and Restated Limited Liability Company Agreement
4.1	Second Amended and Restated Share Repurchase Program
10.1	Third Amended and Restated Management Agreement
10.2	Third Amendment to Escrow Agreement

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the items described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Important risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions and the sources of such distribution payments, the Company’s ability to locate and make suitable investments, and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the other documents filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2020		CNL Strategic Capital, LLC a Delaware limited liability company

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Executive Officer